THE GABELLI UTILITIES FUND

                                  ANNUAL REPORT
                                DECEMBER 31, 1999



[Photo of Timothy P. O'Brien omitted]

                                                              TIMOTHY P. O'BRIEN



TO OUR SHAREHOLDERS,

      The fourth quarter of 1999 was challenging for utility investors. Interest rates continued to rise, with a third Federal Reserve tightening in the fourth quarter following two rounds of tightening in the second quarter. The 30-year Treasury bond yield rose from 6.06% on September 30 to 6.48% by December 31. Oil prices and a number of commodity prices continued to rise, exacerbating inflationary concerns. Electric utility stocks bucked the interest rate headwind and rose in absolute terms, but underperformed a rising broad market. Water stocks surged, supported by continued merger speculation. Gas stocks were basically flat. The incumbent telephone stocks generally traded down in the fourth quarter, while challengers to the incumbent carriers enjoyed stock price appreciation.

      The outlook for utility stock performance in the new year looks reasonably positive. The bulk of the interest rate increases are probably behind us. In the current nervous market environment, defensive issues typically do well. Looking beyond the immediate future, electric, gas and water stocks are likely to benefit from continuing consolidation, while telecommunications companies should continue to enjoy superior growth.

INVESTMENT PERFORMANCE

      For the fourth quarter ended December 31, 1999, the Gabelli Utilities Fund's (the "Fund") total return was 22.13%. The Lipper Utility Fund Average had a total return of 11.32%, while The Standard & Poor's ("S&P") Utility Index declined 5.38% over the same period. The S&P Utility Index is an unmanaged indicator of electric and gas utility stock performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. Since inception on August 31, 1999 through December 31, 1999, the Fund had a cumulative total return of 22.25%. The Lipper Utility Fund Average rose 10.43%, while the S&PUtility Index declined 9.92% over the same period.

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------
                                         QUARTER
                           --------------------------------------
                           1ST        2ND        3RD         4TH        YEAR
                           ---        ---        ---         ---        ----
1999: Net Asset Value ...  --         --       $10.01      $10.89      $10.89
      Total Return ......  --         --         0.1%(b)    22.1%       22.3%(b)
--------------------------------------------------------------------------------

                      DIVIDEND HISTORY
-----------------------------------------------------------
PAYMENT (EX) DATE      RATE PER SHARE    REINVESTMENT PRICE
-----------------      --------------    ------------------
December 27, 1999          $1.325              $10.89

(a) Total returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on August 31, 1999. The returns stated above cover short periods of less than one year beginning August 31, 1999 through December 31, 1999 and may not be indicative of long term results.
--------------------------------------------------------------------------------

OUR APPROACH
      There are over 80 publicly traded investor-owned electric utilities in the U.S., and this is at least 50 more than we need. The balkanized structure of the industry is inherently inefficient, and competitive forces are now punishing inefficiency. The industry has consolidated substantially already, and would have done so even faster except for regulatory sclerosis impeding the pace of mergers and acquisitions. We are skeptical about the claims of the mega-utilities to be able to deliver superior returns, but we believe that the mid-cap and small-cap utilities are generally doing fine on their own and over time are likely acquisition targets. Our investments in the electric and natural gas stocks have generally focused on fundamentally sound, reasonably priced mid-cap and small-cap utilities that are logical acquisition targets for large utilities that are driven to bulk up. We have not made major investments in water stocks for the moment, because of the substantial summer runup in their stock prices following several acquisition bids. Our investments in the telephone utility sector have been focused primarily on the larger domestic, incumbent local exchange carriers

COMMENTARY
IMPROVING FUNDAMENTALS BUCKING AN INTEREST RATE HEADWIND

      Electric utilities are in good and improving condition. Those with low generating costs never had many problems, while the high cost generators have mostly restructured and are poised to recover their riskiest investments and move on. The biggest challenge facing most companies is how to redeploy capital and rising free cash flow at attractive rates of return. The condition of the gas utilities is generally stable and sound. Water companies (with few exceptions) are doing well, and telecommunications companies continue to generate very impressive earnings growth in the face of mounting competitive pressures. For the time being, the adverse impact of rising interest rates on utility stock prices is overwhelming the underlying strong and improving fundamental outlook for these companies.

      Once interest rates stabilize, the improving earnings and lower risk profile of utility stocks are likely to lead to much better price performance.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

DQE ENERGY INC. (DQE - $34.625 - NYSE) is a mid-sized electric utility serving metropolitan Pittsburgh. As part of a restructuring plan approved by Pennsylvania regulators, DQE is auctioning off its generating assets and will use the proceeds to improve its already strong balance sheet. DQE has used much of its free cash flow to buy back stock, and plans to buy back additional stock in the future. The company has also moved aggressively into the water utility business, investing over $250 million to acquire more than 300,000 water customers in 13 states. While DQE is a logical acquisition target, it is doing fine on its own. The company's 7% compounded EPS growth rate over the past five years (driven partly by share repurchases and partly by returns on non-electric investments) ranks ninth in the industry, yet DQE trades at a discount to the electric utility average PE ratio. In addition, we think the company's management is outstanding.

KANSAS CITY POWER & LIGHT CO. (KLT - $22.0625 - NYSE) came under pressure in 1999 because of its long-pending merger with Western Resources (WR - $16.9375 -
NYSE). The plunge in Western Resources' stock price dragged Kansas City Power & Light down along with it. It seemed likely that KLT would walk away from the merger once legally able to do so, which the company did on January 3, 2000. While the stock has risen since the termination announcement, the dramatic improvement in earnings from the pending return to service of a major generating plant is yet to be fully reflected in the stock price. Also going unrecognized is the company's 47% stake in Digital Teleport, a 20,000 mile fiber optic network, which is valued at $7 to $14 per Kansas City Power & Light share.

MONTANA POWER CO. (MTP - $36.0625 - NYSE) has performed well as investors have started to focus on the value of the company's telecommunications services subsidiary, TouchAmerica. The company believes that the value of TouchAmerica is still far from fully recognized in Montana Power's share price, and we agree. MTP is likely to take TouchAmerica public in the current year and may spin it off to shareholders, actions that we support.

SCANA (SCG - $26.875 - NYSE) struggled for most of 1999 but performed relatively well in the fourth quarter. Earlier in 1999, SCANA, the parent of South Carolina Electric & Gas, agreed to buy Public Service of North Carolina (PGS - $32.3125 -
NYSE) for a large premium, at the same time sharply reducing its own dividend rate. SCANA also entered the deregulated natural gas supply market in Georgia, and is incurring heavy startup losses that have caused the company to disappoint investor expectations. Investor concerns about the company's strategy and performance have been largely ignored by the company's management, which is understandably held in low regard by utility investors. Utility investors are ignoring the company's highly successful telecommunications investments: we value these investments at roughly $10 per SCANA share pretax. The largest component of the telecom portfolio is over 14 million shares of Powertel, a southeastern wireless personal communications services ("PCS") carrier providing mobile telephone services. Powertel has three peer companies, VoiceStream, Aerial and Omnipoint. VoiceStream is in the process of acquiring Aerial and Omnipoint, and acquiring Powertel would complete its nationwide footprint. This could provide the catalyst to change investors' negative perception of SCANA.

SPRINT CORP. (FON - $67.3125 - NYSE) is the third-largest long distance carrier and the second-largest independent local telephone company in the U.S. Sprint has positioned itself globally through a joint venture called Global One. Its joint venture partners, France Telecom and Deutsche Telekom, each have a 20% direct stake in Sprint. FON faces risks from prospective new entrants, including the regional Bells, in its long distance business, which may be offset by the "ION" high bandwidth network that the company is developing. Sprint PCS group is the leading personal communications services ("PCS") carrier in the U.S., with over 4 million customers and licenses covering over 230 million people. In October, MCI WorldCom (WCOM - $53.0625 - Nasdaq) won a bidding contest and agreed to acquire Sprint for a substantial premium. We view the acquisition favorably in light of the substantial cost efficiencies that could result and the potential for each company to plug the holes in the other's array of products and services.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Utilities Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

INTERNET

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

      This has been a challenging quarter for utility stocks, which are likely to struggle until interest rates peak. We continue to take advantage of the current price weakness to build positions in fundamentally sound, reasonably priced and well-positioned companies that are likely to do substantially better in a less hostile interest rate environment.

      The Fund's daily net asset value is available each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABUX. Please call us during the business day for further information.

                             Sincerely,

                             /s/ signature
                             TIMOTHY P. O'BRIEN, CFA
                             Portfolio Manager

January 31, 2000

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                DECEMBER 31, 1999
                                -----------------
            BroadWing Inc.               Public Service Co. of North Carolina
            Montana Power Co.            Eastern Enterprises
            US West Inc.                 BellSouth Corp.
            United Illuminating Co.      Kansas City Power and Light Co.
            Bell Atlantic Corp.          GTE Corp.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI UTILITIES FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                                    MARKET
     SHARES                             COST        VALUE
     ------                             ----        ------
              COMMON STOCKS -- 94.8%
              CABLE -- 4.6%
      2,200   MediaOne Group Inc.+   $  155,729  $  168,987
                                     ----------  ----------
                                        155,729     168,987
                                     ----------  ----------
              ENERGY AND UTILITIES: ELECTRIC -- 26.6%
      4,000   CMP Group Inc. ......     107,700     110,250
      3,500   DQE Inc. ............     127,688     121,187
      4,000   Eastern Utilities
               Associates .........     122,200     121,250
      8,000   Kansas City Power
               & Light Co. ........     185,412     176,500
      2,500   New England
               Electric System ....     133,250     129,375
      5,000   SCANA Corp. .........     123,825     134,375
      3,600   United Illuminating Co.   184,049     184,950
                                     ----------  ----------
                                        984,124     977,887
                                     ----------  ----------
              ENERGY AND UTILITIES: INTEGRATED -- 6.6%
      5,500   Montana Power Co. ...     155,475     198,344
      2,000   SIGCORP Inc. ........      52,137      45,500
                                     ----------  ----------
                                        207,612     243,844
                                     ----------  ----------
              ENERGY AND UTILITIES: NATURAL GAS -- 9.7%
      3,100   Eastern Enterprises .     163,542     178,056
      5,600   Public Service Co.
               of North Carolina ..     177,818     180,950
                                     ----------  ----------
                                        341,360     359,006
                                     ----------  ----------
              ENERGY AND UTILITIES: WATER -- 3.7%
      2,000   Aquarion Co. ........      74,025      74,000
      3,000   Philadelphia
               Suburban Corp. .....      66,525      62,063
                                     ----------  ----------
                                        140,550     136,063
                                     ----------  ----------
              TELECOMMUNICATIONS: LONG DISTANCE -- 6.4%
      1,500   Global Crossing Ltd.+      48,645      75,000
      3,000   MCI WorldCom Inc.+ ..     156,294     159,187
                                     ----------  ----------
                                        204,939     234,187
                                     ----------  ----------
              TELECOMMUNICATIONS: NATIONAL -- 8.4%
      2,400   GTE Corp. ...........     177,961     169,350
      2,100   Sprint Corp. ........     151,111     141,356
                                     ----------  ----------
                                        329,072     310,706
                                     ----------  ----------



                                                    MARKET
     SHARES                             COST        VALUE
     ------                             ----        ------
              TELECOMMUNICATIONS: REGIONAL -- 28.8%
      1,800   Alltel Corp. ........ $   137,603 $   148,838
      3,000   Bell Atlantic Corp. .     193,369     184,687
      3,800   BellSouth Corp. .....     170,109     177,888
      5,500   BroadWing Inc.+ .....     142,087     202,813
      3,300   SBC Communications Inc.   165,873     160,875
      2,600   US West Inc. ........     160,318     187,200
                                     ----------  ----------
                                        969,359   1,062,301
                                     ----------  ----------
              TOTAL COMMON STOCKS .   3,332,745   3,492,981
                                     ----------  ----------
    PRINCIPAL
     AMOUNT
    ---------
              U.S. GOVERNMENT OBLIGATIONS -- 7.0%
   $260,000   U.S. Treasury Bills,
               5.20% to 5.29%++,
               due 01/13/00 to 03/16/00 258,595     258,638
                                     ----------   ---------
              TOTAL
               INVESTMENTS -- 101.8%  $3,591,340   3,751,619
                                     ==========
              OTHER ASSETS AND
               LIABILITIES (NET)-- (1.8)% .....     (66,658)
                                                 ----------
              NET ASSETS -- 100.0%
               (338,445 shares outstanding) ...  $3,684,961
                                                 ==========
              NET ASSET VALUE,
               OFFERING AND REDEMPTION
               PRICE PER SHARE ................      $10.89
                                                     ======

    ------------------------
              For Federal tax purposes:
              Aggregate cost ..................  $3,593,457
                                                 ==========
              Gross unrealized appreciation ...  $  221,570
              Gross unrealized depreciation ...     (63,408)
                                                 ----------
              Net unrealized appreciation .....  $  158,162
                                                 ==========

    ------------------------
    +  Non-income producing security.
    ++ Represents annualized yield at date of purchase.

                 See accompanying notes to financial statements.

                           THE GABELLI UTILITIES FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999
--------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Cost $3,591,340) .....  $3,751,619
   Cash ........................................       7,683
   Dividends receivable ........................       8,748
   Receivable for Fund shares sold .............      82,786
   Receivable from adviser .....................      63,698
                                                  ----------
   TOTAL ASSETS ................................   3,914,534
                                                  ----------
LIABILITIES:
   Payable for Fund shares redeemed ............     200,000
   Payable for investment advisory fees ........       3,515
   Payable for distribution fees ...............         878
   Other accrued expenses ......................      25,180
                                                  ----------
   TOTAL LIABILITIES ...........................     229,573
                                                  ----------
   NET ASSETS applicable to 338,445
     shares outstanding ........................  $3,684,961
                                                  ==========
NET ASSETS CONSIST OF:
   Shares of beneficial interest, at par value .  $      339
   Additional paid-in capital ..................   3,526,460
   Distributions in excess of net realized
     gain on investments .......................      (2,117)
   Net unrealized appreciation on investments ..     160,279
                                                  ----------
   TOTAL NET ASSETS ............................  $3,684,961
                                                  ==========
   NET ASSET VALUE, offering and redemption
     price per share ($3,684,961 / 338,445
     shares outstanding; 500,000,000 shares
     authorized of $0.001 par value) ...........     $10.89
                                                     ======

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 1999+
--------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends .................................     $ 18,079
   Interest ..................................        4,021
                                                  ---------
   TOTAL INVESTMENT INCOME ...................       22,100
                                                  ---------
EXPENSES:
   Investment advisory fees ..................        7,382
   Distribution fees .........................        1,845
   Registration fees .........................       25,900
   Legal and audit fees ......................       24,000
   Shareholder communications expenses .......       10,000
   Trustees' fees ............................        5,350
   Custodian fees ............................        3,980
                                                  ---------
   TOTAL EXPENSES ............................       78,457
                                                  ---------
   Less: Expense reimbursements ..............      (63,698)
                                                  ---------
   TOTAL NET EXPENSES ........................       14,759
                                                  ---------
   NET INVESTMENT INCOME .....................        7,341
                                                  ---------
NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:
   Net realized gain on investments ..........      379,590
   Net change in unrealized appreciation
     on investments ..........................      160,279
                                                  ---------
   NET REALIZED AND UNREALIZED GAIN
     ON INVESTMENTS ..........................      539,869
                                                  ---------
   NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS .........................     $547,210
                                                  =========

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                       PERIOD ENDED
                                                                                                    DECEMBER 31, 1999+
                                                                                                    ------------------
OPERATIONS:
   Net investment income .........................................................................      $    7,341
   Net realized gain on investments ..............................................................         379,590
   Net change in unrealized appreciation on investments ..........................................         160,279
                                                                                                        ----------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..........................................         547,210
                                                                                                        ----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income .........................................................................          (7,740)
   Net realized gain on investments ..............................................................        (379,590)
   In excess of net realized gain on investments .................................................         (22,931)
                                                                                                        ----------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS ...........................................................        (410,261)
                                                                                                        ----------
SHARE TRANSACTIONS:
   Net increase in net assets from shares of beneficial interest transactions ....................       3,448,012
                                                                                                        ----------
   NET INCREASE IN NET ASSETS ....................................................................       3,584,961
NET ASSETS:
   Beginning of period ...........................................................................         100,000
                                                                                                        ----------
   End of period .................................................................................      $3,684,961
                                                                                                        ==========
 --------------
+ From  commencement  of  investment  operations  on August  31,  1999  through
  December 31, 1999.

                 See accompanying notes to financial statements.

THE GABELLI UTILITIES FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli Utilities Fund (the "Fund") was organized on May 18, 1999 as a Delaware business trust. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund had no operations until August 31, 1999 other than the purchase of 10,000 shares at a cost of $100,000 by Gabelli Funds, LLC. The Fund's primary objective is to provide a high level of total return through a combination of capital appreciation and current income. The Fund commenced investment operations on August 31, 1999.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day, except for open short positions, which are valued at the last asked price). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Trustees determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Trustees. Debt instruments having a maturity greater than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in those securities.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Trustees. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

THE GABELLI UTILITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For the period ended December 31, 1999, reclassifications were made to decrease distributions in excess of net investment income for $399 and decrease distributions in excess of net realized gain on investments for $20,814 with an offsetting adjustment to additional paid-in capital.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Trustees of the Fund who are its affiliates. The Adviser voluntarily agreed to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund at 2.00% of the value of the Fund's average daily net assets. For the period ended December 31, 1999, the Adviser reimbursed the Fund in the amount of $63,698.

4. DISTRIBUTION PLAN. The Fund's Board of Trustees has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the period ended December 31, 1999, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $1,845, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the period ended December 31, 1999, other than short term securities, aggregated $5,045,612 and $2,092,457, respectively.

6. SHARES OF BENEFICIAL INTEREST. Transactions in shares of beneficial interest were as follows:
                                                            PERIOD ENDED
                                                         DECEMBER 31, 1999+
                                                       ---------------------
                                                       SHARES         AMOUNT
                                                       ------         ------
Shares sold ........................................  407,147       $4,392,319
Shares issued upon reinvestment of dividends .......   36,041          389,605
Shares redeemed .................................... (114,743)      (1,333,912)
                                                      -------       ----------
    Net increase ...................................  328,445       $3,448,012
                                                      =======       ==========

+ From commencement of investment operations on August 31, 1999 through December 31, 1999.

THE GABELLI UTILITIES FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of beneficial interest outstanding throughout the period:

                                                                 PERIOD ENDED
                                                              DECEMBER 31, 1999+
                                                              ------------------
OPERATING PERFORMANCE:
    Net asset value, beginning of period .....................     $10.00
                                                                   ------
    Net investment income ....................................       0.04(a)
    Net realized and unrealized gain on investments ..........       2.18
                                                                   ------
    Total from investment operations .........................       2.22
                                                                   ------
DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income ....................................      (0.03)
    Net realized gain on investments .........................      (1.23)
    In excess of net realized gain on investments ............      (0.07)
                                                                   ------
    Total distributions ......................................      (1.33)
                                                                   ------
    NET ASSET VALUE, END OF PERIOD ...........................     $10.89
                                                                   ======
    Total return++ ...........................................      22.3%
                                                                   ======
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
    Net assets, end of period (in 000's) .....................     $3,685
    Ratio of net investment income to average net assets(c) ..      0.99%(b)
    Ratio of operating expenses to average net assets(c) .....      2.00%(b)
    Portfolio turnover rate ..................................        94%

--------------------------------

 + From commencement of investment operations on August 31, 1999 through December 31, 1999.
++ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period less than one year is not annualized.
(a) Based on average month-end shares outstanding.
(b) Annualized.
(c) During the period ended December 31, 1999, the Adviser voluntarily reimbursed certain expenses. Before reimbursement, the ratios of operating expenses and net investment income to average net assets would have been 10.63% and (7.64)% for 1999 (annualized), respectively.

                 See accompanying notes to financial statements.

THE GABELLI UTILITIES FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of The Gabelli Utilities Fund

We have audited the accompanying statement of assets and liabilities of The Gabelli Utilities Fund (the "Fund"), including the portfolio of investments, as of December 31, 1999, and the related statements of operations, changes in net assets and the financial highlights for the period August 31, 1999 (commencement of operations) to December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Utilities Fund as of December 31, 1999, and the results of its operations, changes in its net assets and the financial highlights for the period August 31, 1999 to December 31, 1999, in conformity with accounting principles generally accepted in the United States.


                                          /s/ signature
                                          Ernst & Young LLP
New York, New York
February 11, 2000

--------------------------------------------------------------------------------
                   1999 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the fiscal period ended December 31, 1999, the Fund paid to shareholders, on December 27, 1999, an ordinary income dividend (comprised of net investment income and short term capital gains) totaling $1.325 per share. For the fiscal period ended December 31, 1999, 3.53% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

U.S. GOVERNMENT INCOME:
The percentage of the ordinary income dividend paid by the Fund during fiscal period 1999 which was derived from U.S. Treasury securities was 0.98%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli Utilities Fund did not meet this strict requirement in 1999. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor as to the applicability of the information provided to your specific situation.
--------------------------------------------------------------------------------

                           THE GABELLI UTILITIES FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                                BOARD OF TRUSTEES

           Mario J. Gabelli, CFA           Karl Otto Pohl
           CHAIRMAN AND CHIEF              FORMER PRESIDENT
           INVESTMENT OFFICER              DEUTSCHE BUNDESBANK
           GABELLI ASSET MANAGEMENT INC.

           Anthony J. Colavita             Werner J. Roeder, MD
           ATTORNEY-AT-LAW                 MEDICAL DIRECTOR
           ANTHONY J. COLAVITA, P.C.       LAWRENCE HOSPITAL

           Vincent D. Enright
           FORMER SENIOR VICE PRESIDENT
           AND CHIEF FINANCIAL OFFICER
           KEYSPAN ENERGY CORP.

                         OFFICERS AND PORTFOLIO MANAGERS

           Mario J. Gabelli, CFA           Timothy P. O'Brien, CFA
           PRESIDENT AND CHIEF             PORTFOLIO MANAGER
           INVESTMENT OFFICER

           Bruce N. Alpert                 James E. McKee
           VICE PRESIDENT AND TREASURER    SECRETARY



                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP








--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Utilities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB470Q499SR

[Photo of Mario J. Gabelli omitted]


THE
GABELLI
UTILITIES
FUND








                                                                   ANNUAL Report
                                                               DECEMBER 31, 1999